UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2 TO

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 15, 2015
(Date of earliest event reported)

CSAIL 2015-C3 Commercial Mortgage Trust
(Exact name of issuing entity)

Column Financial, Inc. UBS Real Estate Securities Inc. The Bank of New York Benefit Street Partners CRE Finance LLC The Bancorp Bank

(Exact name of sponsor as specified in its charter)

Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-199921-03	13-3220910
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Exhibit 4.2 of the registrant’s Amendment No. 1 to Form 8-K filed on September 28, 2015, attaching, among other things, the pooling and servicing agreement, dated as of September 1, 2015 (the “UBS7 Pooling and Servicing Agreement”), among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian, relating to the Bank of America Merrill Lynch Commercial Mortgage Trust 2015-UBS7 securitization transaction into which one of the WPC Department Store Portfolio Companion Loans (as such term is defined in the Pooling and Servicing Agreement) was deposited, is hereby restated in its entirety by the final correct version of the UBS7 Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

On August 18, 2015, Credit Suisse First Boston Mortgage Securities Corp. caused the issuance of the CSAIL 2015-C3 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C3 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2015 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of September 1, 2015, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 20, 2015	CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By:	/s/ Charles Y. Lee
Name: Charles Y. Lee Title: Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of September 1, 2015, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian.	(E)